Exhibit 99.1

Investors contact:

Steve Pasko

Market Street Partners

(415) 445-3238

ir@merunetworks.com

Meru Networks Reports Record Second Quarter 2012 Financial Results

26% sequential increase in quarterly revenues

Total customer count increases to over 6,600

Strengthened financial position with $12 million growth debt financing

SUNNYVALE, Calif., July 26, 2012 — Meru Networks Inc., (NASDAQ:MERU), a leader in virtualized 802.11 enterprise wireless networking, today announced its financial results for the quarter ended June 30, 2012.

Second Quarter 2012 Financial Results

Total revenues for the second quarter of 2012 were $24.5 million, up 5% from $23.2 million in the second quarter of 2011. Total product and service revenues (excluding ratable revenues) for the second quarter of 2012 were also $24.5 million, up 10% from $22.1 million in the second quarter of 2011. Products revenues for the second quarter of 2012 were $20.3 million, up 7% from the $19.0 million reported in the second quarter of 2011.

Net loss as reported in accordance with U.S. generally accepted accounting principles (GAAP) was $6.5 million for the second quarter of 2012, or a net loss of $0.36 per basic and diluted share, compared to net loss of $9.8 million, or $0.56 loss per basic and diluted share, for the same period of 2011.

Meru reported second quarter fiscal year 2012 non-GAAP net loss of $4.6 million, or a net loss of $0.26 per basic and diluted share, compared to non-GAAP net loss of $0.9 million, or $0.05 loss per basic and diluted share, for the same period of fiscal year 2011. Non-GAAP results for the second quarter of 2012 exclude the impact of stock-based compensation expense of $1.8 million and amortization of acquisition-related intangibles of $0.1 million. Non-GAAP results for the second quarter of 2011 exclude the impact of stock-based compensation expense of $1.6 million, and a litigation reserve expense of $7.3 million. Please refer to the reconciliation of Meru’s GAAP to non-GAAP results provided at the end of this release.

“We are very pleased with our execution in the second quarter, achieving the highest revenue in the company’s history and exceeding the financial goals that we set three months ago. We continue to remain extremely focused on executing in our key markets and improving the efficiency of our business as we optimize our cost structure and drive towards our goals of growth and profitability over the next several quarters,” said Dr. Bami Bastani, president and chief executive officer, Meru Networks.

Second Quarter Business Highlights

•	Strengthened financial position with $12 million growth capital debt financing

•	Grew customer count to over 6,600, adding more than 400 customers worldwide

•	Notable key customer wins and deployments during the quarter include:

•	One of the largest further education colleges in the UK and Ireland

•	A large hospitality reseller for one of the world’s largest hotel chains

•	A major US university expanded its existing Meru deployment

•	A large public school district in Florida selected Meru to replace its legacy micro cell WLAN

•	A large US hospital expanded its existing Meru deployment for its new tower

•	A top 10 University in China with approximately 35,000 students

•	A large Japanese electronics company chose Meru for 26 of its warehouses

•	A Saudi Arabian Hospital selected Meru technology to displace its legacy micro cell WLAN

•	New product announcements include:

•	Availability of Identity Manager, the industry’s first integrated Bring-Your-Own-Device (BYOD) provisioning and guest access solution with Property Management System (PMS) capabilities

Conference Call Information

Meru will host a conference call for analysts and investors to discuss its second quarter results, today, July 26 at 2:00 p.m. Pacific Time (5:00 p.m. Eastern Time). To join the live call, please dial (877) 852-2926 (domestic) and (253) 237-1123 (international) and reference conference ID 99997712.

A telephone replay will be available two hours following the conclusion of the call for a period of 7 days and can be accessed by dialing (855) 859-2056 for domestic callers and (404) 537-3406 for international callers. The call ID for the replay is 99997712. The live and archived webcast of the second quarter 2012 financial results conference call will also be available at the investor relations section of Meru’s website at http://investors.merunetworks.com.

About Meru Networks, Inc.

Meru Networks (NASDAQ: MERU) designs, develops, and distributes virtualized wireless LAN solutions that provide enterprises with the performance, reliability, predictability and operational simplicity of a wired network with the advantages of mobility. Meru Networks eliminates the deficiencies of multichannel, client-controlled architectures with its innovative, single-channel, virtualized network architecture that easily handles device density and diversity. Meru wireless LAN solutions are deployed in major vertical industries including Fortune 500 businesses, education, hospitality, healthcare and retail supply chain. Founded in 2002, Meru is headquartered in Sunnyvale, Calif., with operations in North America, Europe, the Middle East and Asia Pacific. Visit www.merunetworks.com or call (408) 215-5300 for more information.

Cautionary Statement Regarding Forward Looking Statements

This press release contains forward-looking statements and information. All statements other than statements of historical facts that address activities, events or developments that we expect, believe or anticipate will or may occur in the future are forward-looking statements. Such statements include, but are not limited to, those statements regarding the company’s belief regarding its ability to execute in its key markets, improve the efficiency of its business, optimize its cost structure and drive towards its goals of growth and profitability. We have identified some of these forward-looking statements with words like “believe,” “may,” “will,” “should,” “expect,” “intend,” “plan,” “predict,” “anticipate,” “estimate” or “continue” and other words and terms of similar meaning. These forward-looking statements involve risks and uncertainties, including risks related to product and executive transitions, that may further affect future operating periods. These forward-looking statements also involve assumptions that, if they do not fully materialize or prove incorrect, could cause our results to differ materially from those expressed or implied by such forward-looking statements. The risks and uncertainties that could cause our results to differ materially from those expressed or implied by such forward-looking statements include our ability to react to trends and challenges in our business and the markets in which we operate; our ability to anticipate market needs and performance requirements or develop new or enhanced products to meet those needs and requirements; the adoption rate of our products; our ability to establish and maintain successful relationships with our distribution partners; our ability to compete in our industry; fluctuations in demand, sales cycles and prices for our products and services; shortages or price fluctuations in our supply chain; our ability to protect our intellectual property rights; general political, economic and market conditions and events, including lengthening sales cycles, primarily for domestic education customers; and other risks and uncertainties described more fully in our documents filed with or furnished to the Securities and Exchange Commission (“SEC”). More information about these and other risks that may impact Meru Networks’ business are set forth in our Quarterly Report on Form 10-Q filed with the SEC on May 4, 2012, as well as subsequent reports filed with the SEC. All forward-looking statements in this press release are based on information available to us as of the date hereof, and we assume no obligation to update these forward-looking statements.

Non-GAAP Financial Measurements

In addition to reporting financial results in accordance with generally accepted accounting principles, or GAAP, Meru reports non-GAAP net income (loss),and non-GAAP income (loss) from operations which both exclude stock-based compensation expense, amortization of intangible assets related to the company’s acquisition of Identity Networks in the third fiscal quarter of 2011, chief executive officer transition costs, amortization of common stock warrants issued in connection with debt financing and other items outside the ordinary course of business such as litigation reserves expense. Meru believes that its non-GAAP net income (loss) and non-GAAP income (loss) from operations provide useful information to management and investors regarding financial and business trends relating to its financial condition and results of operations. Meru also believes the non-GAAP measures provide useful supplemental information for investors to evaluate its operating results in the same manner as the research analysts that follow Meru, all of whom will present non-GAAP projections in their published reports. As such, the non-GAAP measures provided by Meru facilitate a more direct comparison of its performance with the financial projections published by the analysts as well as its competitors, many of whom report financial results on a non-GAAP basis. The economic substance behind Meru’s decision to use such non-GAAP measures is that such measures approximate its controllable operating performance more closely than the most directly comparable GAAP financial measures. For example, Meru’s management has no control over certain variables that have a major influence in the determination of stock-based compensation such as the volatility of its stock price and changing interest rates. In addition, Meru’s management does not consider the amortization of intangible assets related to the company’s acquisition of Identity Networks relevant when comparing its performance to prior periods. Meru believes that all of these excluded expenses do not accurately reflect the underlying performance of its continuing operations for the period in which they are incurred, even though these excluded items may be incurred and reflected in Meru’s GAAP financial results.

The material limitation associated with the use of non-GAAP financial measures is that the non-GAAP measures may not reflect the full economic impact of Meru’s activities. Meru’s non-GAAP measures may be calculated differently than non-GAAP financial information disclosed by other companies. Accordingly, investors are cautioned not to place undue reliance on non-GAAP information.

MERU NETWORKS, INC.

Condensed Consolidated Balance Sheets

(Unaudited)

(In thousands)

	June 30,	December 31,
	2012	2011
ASSETS
CURRENT ASSETS:
Cash and cash equivalents	$30,430	$35,259
Short-term investments	—	5,000
Accounts receivable, net	12,271	13,038
Inventory	7,629	6,548
Deferred inventory costs, current portion	52	86
Prepaid expenses and other current assets	1,321	912

Total current assets	51,703	60,843
Property and equipment, net	2,107	1,476
Goodwill	1,658	1,658
Intangible assets, net	548	693
Deferred inventory costs, net of current portion	4	26
Other assets	2,169	2,147

TOTAL ASSETS	$58,189	$66,843

LIABILITIES AND STOCKHOLDERS’ EQUITY
STOCKHOLDERS’ DEFICIT:
CURRENT LIABILITIES:
Accounts payable	$4,268	$5,733
Accrued liabilities	11,086	12,394
Long-term debt, current portion	2,979	—
Deferred revenue, current portion	10,347	11,764

Total current liabilities	28,680	29,891
Long-term debt, net of current portion	8,148	—
Deferred revenue, net of current portion	5,279	4,481
Other long-term liabilities	69	—

Total liabilities	42,176	34,372

STOCKHOLDERS’ EQUITY:
Preferred stock	—	—
Common stock	9	9
Additional paid-in capital	259,197	254,576
Accumulated other comprehensive loss	(317)	(197)
Accumulated deficit	(242,876)	(221,917)

Total stockholders’ equity	16,013	32,471

TOTAL LIABILITIES AND STOCKHOLDERS’ EQUITY	$58,189	$66,843

MERU NETWORKS, INC.

Condensed Consolidated Statements of Operations

(Unaudited)

(In thousands, except for share and per share amounts)

	Three months ended June 30,		Six months ended June 30,
	2012	2011	2012	2011
REVENUES:
Products	$20,296	$19,015	$36,099	$34,455
Support and services	4,161	3,120	7,719	6,260
Ratable products and services	42	1,094	92	2,665

Total revenues	24,499	23,229	43,910	43,380

COSTS OF REVENUES:
Products	7,146	6,664	12,600	12,375
Support and services	1,518	1,043	2,973	1,940
Ratable products and services	24	639	55	1,491

Total costs of revenues *	8,688	8,346	15,628	15,806

Gross margin	15,811	14,883	28,282	27,574

OPERATING EXPENSES:
Research and development *	3,668	3,393	7,539	6,815
Sales and marketing *	14,979	10,445	30,553	20,057
General and administrative *	3,200	3,426	8,233	6,344
Litigation reserve	—	7,250	2,350	7,250

Total operating expenses	21,847	24,514	48,675	40,466

Loss from operations	(6,036)	(9,631)	(20,393)	(12,892)
Interest expense, net *	(260)	(62)	(289)	(154)
Other income (expense), net	(14)	13	14	68

Loss before provision for income taxes	(6,310)	(9,680)	(20,668)	(12,978)
Provision for income taxes	162	86	291	163

Net loss	$(6,472)	$(9,766)	$(20,959)	$(13,141)

Net loss per share of common stock, basic and diluted	$(0.36)	$(0.56)	$(1.18)	$(0.76)

Shares used in computing net loss per share of common stock, basic and diluted	17,845,376	17,393,322	17,773,251	17,183,907

* Includes stock-based compensation expense as follows:
Costs of revenues	$82	$97	$178	$163
Research and development	254	264	609	542
Sales and marketing	683	532	1,538	951
General and administrative	770	678	1,696	1,279

	$1,789	$1,571	$4,021	$2,935

* Includes amortization of acquisition-related intangible assets as follows:
Costs of revenues	$53	$—	$105	$—
Sales and marketing	20	—	40	—

	$73	$—	$145	$—

* Includes chief executive officer transition costs as follows:
General and administrative	$—	$—	$911	$—

* Includes amortization of common stock warrant issued in connection with debt financing as follows:
Interest expense, net	$16	$—	$16	$—

MERU NETWORKS, INC.

GAAP to Non-GAAP Reconciliation

(Unaudited)

(In thousands, except share and per share amounts)

	Three months ended June 30,		Six months ended June 30,
	2012	2011	2011	2010
GAAP net loss	$(6,472)	$(9,766)	$(20,959)	$(13,141)
Plus:
a) Stock-based compensation	1,789	1,571	4,021	2,935
b) Litigation reserve	—	7,250	2,350	7,250
c) Amortization of acquisition-related intangible assets	73	—	145	—
d) Chief executive officer transition costs	—	—	911	—
e) Amortization of common stock warrant issued in connection with debt financing	16	—	16	—

Non-GAAP net loss	$(4,594)	$(945)	$(13,516)	$(2,956)

GAAP net loss per share of common stock, basic	(0.36)	$(0.56)	$(1.18)	$(0.76)
Plus:
a) Stock-based compensation	0.10	0.09	0.23	0.17
b) Litigation reserve		0.42	0.13	0.42
c) Amortization of acquisition-related intangible assets	—	—	0.01	—
d) Chief executive officer transition costs	—		0.05	—
e) Amortization of common stock warrant issued in connection with debt financing	—	—	—	—

Non-GAAP net loss per share of common stock, basic and diluted	$(0.26)	$(0.05)	$(0.76)	$(0.17)

Shares used in computing basic and diluted non-GAAP net loss per share of common stock	17,845,376	17,393,322	17,773,251	17,183,907

GAAP loss from operations	$(6,036)	$(9,631)	$(20,393)	$(12,892)

Plus stock-based compensation:
Costs of revenues	$82	$97	$178	$163
Research and development	254	264	609	542
Sales and marketing	683	532	1,538	951
General and administrative	770	678	1,696	1,279

	1,789	1,571	4,021	2,935

Litigation reserve	—	7,250	2,350	7,250
Amortization of acquisition-related intangible assets	73	—	145	—
Chief executive officer transition costs	—	—	911	—

Non-GAAP loss from operations	$(4,174)	$(810)	$(12,966)	$(2,707)

MERU NETWORKS, INC.

Condensed Consolidated Statements of Cash Flows

(Unaudited)

(In thousands)

	Six months ended June 30,
	2012	2011
CASH FLOWS FROM OPERATING ACTIVITIES:
Net loss	$(20,959)	$(13,141)
Adjustments to reconcile net loss to net cash used in operating activities:
Depreciation and amortization	585	291
Stock-based compensation	4,021	2,935
Accrued interest on long-term debt	165	—
Amortization of issuance costs	22	44
Bad debt expense	49	9
Changes in operating assets and liabilities:
Accounts receivable, net	717	(906)
Inventory	(1,081)	(577)
Deferred inventory costs	56	961
Prepaid expenses and other assets	(517)	78
Accounts payable	(1,465)	(149)
Accrued liabilities	(1,370)	(1,648)
Litigation reserve	—	7,250
Deferred revenue	(619)	(3,369)

Net cash used in operating activities	(20,396)	(8,222)

CASH FLOWS FROM INVESTING ACTIVITIES:
Purchases of property and equipment	(1,110)	(506)
Purchases of short-term investments	—	(4,997)
Proceeds from maturities of short-term investments	5,000	5,000

Net cash provided by (used in) investing activities	3,890	(503)

CASH FLOWS FROM FINANCING ACTIVITIES:
Proceeds from long-term debt, net of issuance costs	11,489	—
Proceeds from issuance of common stock	5	1,991
Proceeds from employee stock purchase plan	279	844
Taxes paid related to net share settlement of equity awards	(71)	—
Repayment of long-term debt	—	(2,852)

Net cash provided by (used in) financing activities	11,702	(17)

Effect of exchange rate changes on cash and cash equivalents	(25)	24

NET DECREASE IN CASH AND CASH EQUIVALENTS	(4,829)	(8,718)
CASH AND CASH EQUIVALENTS — Beginning of period	35,259	62,270

CASH AND CASH EQUIVALENTS — End of period	$30,430	$53,552

Use of Non-GAAP Financial Information

In addition to the reasons stated above, which are generally applicable to each of the items Meru excludes from its non-GAAP financial measures, the company believes it is appropriate to exclude certain items for the following reasons:

Stock-Based Compensation. When evaluating the performance of its consolidated results, Meru does not consider stock-based compensation charges. Likewise, the Meru management team excludes stock-based compensation expense from its operating plans. In contrast, the Meru management team is held accountable for cash-based compensation and such amounts are included in its operating plans. Further, when considering the impact of equity award grants, Meru places a greater emphasis on overall stockholder dilution rather than the accounting charges associated with such grants. Meru believes it is useful to provide a non-GAAP financial measure that excludes stock-based compensation in order to better understand the long-term performance of its business.

Amortization of intangible assets. The company excludes amortization of acquired intangible assets because it is non-cash in nature and because the company believes that the non-GAAP financial measures excluding this item provide meaningful supplemental information regarding operational performance and liquidity. In addition, excluding this item from various non-GAAP measures facilitates internal comparisons to historical operating results and comparisons to competitors’ operating results.

Chief Executive Officer transition costs. The company excludes the chief executive officer transition costs when evaluating the performance of its consolidated results. The company believes these costs are unusual in nature and the company does not expect them to recur in the ordinary course of its business. The company further believes these costs are unrelated to the ongoing operation of the business in the ordinary course.

Other Items. The company excludes items such as litigation reserves expense and the amortization of common stock warrants issued in connection with debt financing when evaluating the performance of its consolidated results. The company believes these costs are unusual in nature and the company does not expect them to recur in the ordinary course of its business. The company further believes these costs are unrelated to the ongoing operation of the business in the ordinary course.